Exhibit 10.3
TAX RECEIVABLE PURCHASE ADDENDUM
This Purchase Addendum (this “Addendum”) is entered into as of July 27, 2016 between Vantiv, Inc., a Delaware corporation (“Vantiv”), and Fifth Third Bank, a bank chartered under the laws of the State of Ohio (“Fifth Third Bank”).
WHEREAS, Vantiv, Fifth Third Bank and FTPS Partners, LLC (“FTPS”) entered into that certain Tax Receivable Agreement, dated March 21, 2012 (the “Fifth Third TRA”);
WHEREAS, Vantiv, Fifth Third Bank, FTPS, Advent International GPE VI-A and other parties affiliated with Advent International GPE VI-A entered into that certain Tax Receivable Agreement, dated March 21, 2012 (the “NPC TRA” and, together with the Fifth Third TRA, the “TRAs”);
WHEREAS, FTPS liquidated into Fifth Third Bank and Fifth Third Bank has assumed all of FTPS’s rights and obligations under the TRAs;
WHEREAS, Vantiv desires to make a payment to terminate and settle in full its payment obligations to Fifth Third Bank and FTPS under the Fifth Third TRA with respect to 743(b) Tax Items arising from the Initial Covered Exchanges (as defined below) and available in the 2017 Covered Taxable Year and all future Covered Taxable Years;
WHEREAS, Fifth Third Bank desires to grant Vantiv call options to make payments to terminate and settle in full Vantiv’s payment obligations to Fifth Third Bank under the Fifth Third TRA with respect to the Subsequent Covered Exchanges (as defined below) giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to the 743(b) Tax Items for such Covered Taxable Years) and the NPC TRA with respect to the Pre-IPO NPC Intangibles (as defined below) available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years; and
WHEREAS, Vantiv desires to grant Fifth Third Bank put options to require Vantiv to make payments to terminate and settle in full Vantiv’s payment obligations to Fifth Third Bank under the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to the 743(b) Tax Items for such Covered Taxable Years) and the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years.
NOW, THEREFORE, in consideration of the premises, representations, warranties and covenants herein contained, the parties agree as follows:

ARTICLE I
DEFINITIONS
All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Fifth Third TRA. As used in this addendum, the capitalized terms set forth below shall have the following respective meanings.
“743(b) Tax Attributes” shall mean the Basis Adjustments. For the avoidance of doubt, any payment made pursuant to this Addendum (i) for purposes of the Fifth Third TRA, shall not be considered in the calculation of any Basis Adjustments, and accordingly no additional payments shall be made under the Fifth Third TRA on account of payments hereunder and (ii) solely for purposes of calculating Hypothetical Tax Liability under the Fifth Third TRA, no portion of such payment shall be included as Imputed Interest.
“743(b) Tax Items” shall mean items of loss or deduction or reduction in gain attributable to the 743(b) Tax Attributes.
"Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in Cincinnati, Ohio or New York, New York are authorized or required by law to be closed.
“Initial Covered Exchanges” shall mean (i) the Exchanges by Fifth Third Bank of Class C Units on December 8, 2015 and (ii) the Exchanges by Fifth Third Bank on May 6, 2013.
“Legal Proceeding” shall mean any action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator.
"NPC Covered Taxable Year" shall mean any "Covered Taxable Year" as defined in the NPC TRA.
“Pre-IPO NPC Intangibles” shall mean all "Pre-IPO NOLs" as defined in the NPC TRA.

“Security Interest” shall mean any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law).
“Subsequent Covered Exchanges” shall mean (i) the Exchanges by Fifth Third Bank of Class B Units on December 8, 2015, (ii) the Exchanges by Fifth Third Bank on June 2, 2014, and (iii) the Exchanges by Fifth Third Bank on August 7, 2013.

ARTICLE II
THE INITIAL PURCHASE
2.1Initial Purchase Payment. Upon and subject to the terms and conditions of this Addendum, Vantiv shall make the payment set forth in Section 2.2(b) below to Fifth Third Bank to terminate and settle in full Vantiv’s payment obligations to Fifth Third Bank and FTPS under the Fifth Third TRA with respect to the Initial Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to the 743(b) Tax Items for such Covered Taxable Years) (the “Initial Purchase”).
2.2The Initial Closing.
(a)The consummation of the Initial Purchase (the “Initial Closing”) shall take place by electronic exchange of documents commencing at 10:00 a.m. Eastern Time on the date hereof (the “Initial Closing Date”).
(b)At the Initial Closing, Vantiv shall make a payment to Fifth Third Bank of $116,294,000 by wire transfer of immediately available funds to the account previously designated by Fifth Third Bank.
2.3Effect on Fifth Third TRA. Each of Vantiv and Fifth Third Bank hereby acknowledges and agrees that upon receipt by Fifth Third Bank of the amount to be paid to Fifth Third Bank in accordance with Section 2.2(b) above, Vantiv's payment obligations to Fifth Third Bank and FTPS under the Fifth Third TRA with respect to the Initial Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to the 743(b) Tax Items for such Covered Taxable Years) shall be terminated and settled in full.

ARTICLE III
THE CALL OPTIONS
3.12017 Call Options
(a)Grant of the 2017 Call Options. Fifth Third Bank hereby grants to Vantiv the right, and not the obligation, to make four individual payments (the “First Call Option,” “Second Call Option,” “Third Call Option,” and “Fourth Call Option,” respectively, and together, the “2017 Call Options”) to Fifth Third Bank in the amounts set forth on Schedule A (each a “2017 Call Option Payment”), with each payment to terminate and settle in full, ten percent (10%) of Vantiv’s payment obligations to Fifth Third Bank and FTPS under (i) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years. Each 2017 Call Option shall be exercisable by Vantiv during the period set forth on Schedule A next to such 2017 Call Option.
(b)2017 Call Options Procedure. Vantiv may exercise each 2017 Call Option by providing written notice (in the form of the Exercise Notice attached hereto as Exhibit A) to Fifth Third Bank at any time during the applicable exercise period and such notice shall constitute an irrevocable offer by Vantiv to exercise the applicable 2017 Call Option and to make the applicable 2017 Call Option Payment to Fifth Third Bank in accordance with Section 3.1(c) below.
(c)2017 Call Options Closings. The closing of the First Call Option shall take place at 10:00 am Eastern Time on the last Business Day of March, 2017; the closing of the Second Call Option shall take place at 10:00 am Eastern Time on the last Business Day of June, 2017; the closing of the Third Call Option shall take place at 10:00 am Eastern Time on the last Business Day of September, 2017; and the closing of the Fourth Call Option shall take place at 10:00 am Eastern Time on the last Business Day of December, 2017. At each closing for a 2017 Call Option, Vantiv will make a payment to Fifth Third Bank in an amount equal to the applicable 2017 Call Option Payment by wire transfer of immediately available funds to the account previously designated by Fifth Third Bank.
(d)Effects on TRAs. Each of Vantiv and Fifth Third Bank hereby acknowledges and agrees that upon receipt by Fifth Third Bank of a 2017 Call Option Payment in accordance with Section 3.1(c) above, ten percent (10%) of Vantiv’s payment obligations to Fifth Third Bank and FTPS under (i) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years shall be terminated and settled in full.
3.22018 Call Options
(a)Grant of the 2018 Call Options. Fifth Third Bank hereby grants to Vantiv the right, and not the obligation, to make four individual payments (the “Fifth Call Option,” “Sixth Call Option,” “Seventh Call Option,” and “Eighth Call Option,” respectively, and together, the “2018 Call Options”) to Fifth Third Bank in the amounts set forth on Schedule A (each a “2018 Call Option Payment”), with each payment to terminate and settle in full, fifteen percent (15%) of Vantiv’s payment obligations to Fifth Third Bank and FTPS under (i) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years. Each 2018 Call Option shall be exercisable by Vantiv during the period set forth on Schedule A next to such 2018 Call Option.
(b)2018 Call Options Procedure. Vantiv may exercise each 2018 Call Option by providing written notice (in the form of the Exercise Notice attached hereto as Exhibit A) to Fifth Third Bank at any time during the applicable exercise period and such notice shall constitute an irrevocable offer by Vantiv to exercise the applicable 2018 Call Option and to make the applicable 2018 Call Option Payment to Fifth Third Bank in accordance with Section 3.2(c) below.
(c)2018 Call Options Closings. The closing of the Fifth Call Option shall take place at 10:00 am Eastern Time on the last Business Day of March, 2018; the closing of the Sixth Call Option shall take place at 10:00 am Eastern Time on the last Business Day of June, 2018; the closing of the Seventh Call Option shall take place at 10:00 am Eastern Time on the last Business Day of September, 2018; and the closing of the Eighth Call Option shall take place at 10:00 am Eastern Time on the last Business Day of December, 2018. At each closing for a 2018 Call Option, Vantiv will make a payment to Fifth Third Bank in an amount equal to the applicable 2018 Call Option Payment by wire transfer of immediately available funds to the account previously designated by Fifth Third Bank.
(d)Effects on TRAs. Each of Vantiv and Fifth Third Bank hereby acknowledges and agrees that upon receipt by Fifth Third Bank of a 2018 Call Option Payment in accordance with Section 3.2(c) above, fifteen percent (15%) of Vantiv’s payment obligations to Fifth Third Bank and FTPS under (i) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years shall be terminated and settled in full.

ARTICLE IV
THE PUT OPTIONS
4.12017 Put Options
(a)Grant of the 2017 Put Options. Vantiv hereby grants to Fifth Third Bank the right, and not the obligation, to require Vantiv to make four individual payments (the “First Put Option,” “Second Put Option,” “Third Put Option,” and “Fourth Put Option,” respectively, and together, the “2017 Put Options”) to Fifth Third Bank in the amounts set forth on Schedule A (each a “2017 Put Option Payment”), with each payment to terminate and settle in full, ten percent (10%) of Vantiv’s payment obligations to Fifth Third Bank and FTPS under (i) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years if Vantiv has not properly exercised its corresponding 2017 Call Option (e.g. Fifth Third Bank may only exercise the First Put Option if Vantiv has not exercised the First Call Option). Each 2017 Put Option shall be exercisable by Fifth Third Bank during the period set forth on Schedule A next to such 2017 Put Option.
(b)2017 Put Options Procedure. Fifth Third Bank may exercise each 2017 Put Option by providing written notice (in the form of the Exercise Notice attached hereto as Exhibit A) to Vantiv at any time during the applicable exercise period and such notice shall obligate Vantiv to make the applicable 2017 Put Option Payment to Fifth Third Bank in accordance with Section 4.1(c) below.

(c)2017 Put Options Closings. The closing of the First Put Option shall take place at 10:00 am Eastern Time on the later of (i) the last Business Day of March, 2017, or (ii) three (3) Business Days after Vantiv's receipt of the applicable written notice described in Section 4.1(b); the closing of the Second Put Option shall take place at 10:00 am Eastern Time on the later of (i) the last Business Day of June, 2017 or (ii) three (3) Business Days after Vantiv's receipt of the applicable written notice described in 4.1(b); the closing of the Third Put Option shall take place at 10:00 am Eastern Time on the later of (i) the last Business Day of September, 2017 or (ii) three (3) Business Days after Vantiv's receipt of the applicable written notice described in 4.1(b); and the closing of the Fourth Put Option shall take place at 10:00 am Eastern Time on the later of (i) the last Business Day of December, 2017 or (ii) three (3) Business Days after Vantiv's receipt of the applicable written notice described in Section 4.1(b). At each closing for a 2017 Put Option, Vantiv will make a payment to Fifth Third Bank in an amount equal to the applicable 2017 Put Option Payment by wire transfer of immediately available funds to the account previously designated by Fifth Third Bank.
(d)Effects on TRAs. Each of Vantiv and Fifth Third Bank hereby acknowledges and agrees that upon receipt by Fifth Third Bank of a 2017 Put Option Payment in accordance with Section 4.1(c)above, ten percent (10%) of Vantiv’s payment obligations to Fifth Third Bank and FTPS under (i) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years shall be terminated and settled in full.
4.22018 Put Options
(a)Grant of the 2018 Put Options. Vantiv hereby grants to Fifth Third Bank the right, and not the obligation, to require Vantiv to make four individual payments (the “Fifth Put Option,” “Sixth Put Option,” “Seventh Put Option,” and “Eight Put Option,” respectively, and together, the “2018 Put Options”) to Fifth Third Bank in the amounts set forth on Schedule A (each a “2018 Put Option Payment”), with each payment to terminate and settle in full, fifteen percent (15%) of Vantiv’s payment obligations to Fifth Third Bank and FTPS under (i) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years if Vantiv has not properly exercised its corresponding 2018 Call Option. Each 2018 Put Option shall be exercisable by Fifth Third Bank during the period set forth on Schedule A next to such 2018 Put Option.
(b)2018 Put Options Procedure. Fifth Third Bank may exercise each 2018 Put Option by providing written notice (in the form of the Exercise Notice attached hereto as Exhibit A) to Vantiv at any time during the applicable exercise period and such notice shall obligate Vantiv to make the applicable 2018 Put Option Payment to Fifth Third Bank in accordance with Section 4.2(c) below.
(c)2018 Put Option Closings. The closing of the Fifth Put Option shall take place at 10:00 am Eastern Time on the later of (i) the last Business Day of March, 2018, or (ii) three (3) Business Days after Vantiv's receipt of the applicable written notice described in Section 4.2(b); the closing of the Sixth Put Option shall take place at 10:00 am Eastern Time on the later of (i) the last Business Day of June, 2018, or (ii) three (3) Business Days after Vantiv's receipt of the applicable written notice described in Section 4.2(b), the closing of the Seventh Put Option shall take place at 10:00 am Eastern Time on the later of (i) the last Business Day of September, 2018, or (ii) three (3) Business Days after Vantiv's receipt of the applicable written notice described in Section 4.2(b); the closing of the Eighth Put Option shall take place at 10:00 am Eastern Time on the later of (i) the last Business Day of December, 2018, or (ii) three (3) Business Days after Vantiv's receipt of the applicable written notice described in Section 4.2(b). At each closing for a 2018 Put Option, Vantiv will make a payment to Fifth Third Bank of in an amount equal to the applicable 2018 Put Option Payment by wire transfer of immediately available funds to the account previously designated by Fifth Third Bank.
(d)Effects on TRAs. Each of Vantiv and Fifth Third Bank hereby acknowledges and agrees that upon receipt by Fifth Third Bank of a 2018 Put Option Payment in accordance with Section 4.2(c) above, fifteen percent (15%) of Vantiv’s payment obligations to Fifth Third Bank and FTPS under (i) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (ii) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years shall be terminated and settled in full.

ARTICLE V
ORDINARY COURSE TRA PAYMENTS
5.1Continuation of the TRAs. Vantiv and Fifth Third Bank hereby acknowledge and agree, as applicable, that (i) any payment obligation of Vantiv under the TRAs not otherwise terminated and settled pursuant to this Addendum shall be made pursuant to the terms of the applicable TRA, (ii) the rights and obligations of the parties pursuant to Articles III and IV of this Addendum supersede and suspend Vantiv’s payment obligations to Fifth Third Bank and FTPS under (A) the Fifth Third TRA with respect to the Subsequent Covered Exchanges giving rise to 743(b) Tax Items available in the 2017 Covered Taxable Year and all future Covered Taxable Years (including any net operating losses or other tax attributes attributable to such portion of the 743(b) Tax Items for such Covered Taxable Years) and (B) the NPC TRA with respect to the Pre-IPO NPC Intangibles available in the 2017 NPC Covered Taxable Year and all future NPC Covered Taxable Years, except, in each case, to the extent that a 2017 Call Option and its corresponding 2017 Put Option or a 2018 Call Option and its corresponding 2018 Put Option both lapse unexercised and (iii) except as amended hereby, the TRAs remain in full force and effect with respect to Vantiv, on the one hand, and Fifth Third Bank with respect to those TRAs to which it is a party, on the other hand.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF FIFTH THIRD BANK
Fifth Third Bank represents and warrants to Vantiv that the statements contained in this Article VI are true and correct as of the date of this Addendum.
6.1Authorization of Transaction. Fifth Third Bank has all requisite corporate power and authority to execute and deliver this Addendum and to perform its obligations hereunder. The execution and delivery by Fifth Third Bank of this Addendum and the performance by Fifth Third Bank of its obligations under this Addendum and the consummation by Fifth Third Bank of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Fifth Third Bank. This Addendum has been duly and validly executed and delivered by Fifth Third Bank and this Addendum constitutes the valid and binding obligation of Fifth Third Bank, enforceable against Fifth Third Bank in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.
6.2Noncontravention. Neither the execution and delivery by Fifth Third Bank of this Addendum, nor the consummation by Fifth Third Bank of the transactions contemplated hereby, will (a) conflict with or violate any provision of any of the organizational documents or contractual commitments of Fifth Third Bank, (b) require on the part of Fifth Third Bank any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Fifth Third Bank or any of its properties or assets.
6.3Ownership of Rights. Fifth Third Bank has the sole and exclusive rights to receive the payments under the TRAs, and such rights are free and clear of all Security Interests.
6.4Litigation. There is no Legal Proceeding which is pending or has been threatened in writing, or judgment, order or decree outstanding, against or otherwise naming Fifth Third Bank which in any manner challenges or seeks, or would if commenced challenge or seek, to prevent, enjoin, alter or delay the transactions contemplated by this Addendum.
6.5No Additional Representations. Fifth Third Bank acknowledges that neither Vantiv nor any person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Vantiv furnished or made available to Fifth Third Bank and Fifth Third Bank’s representatives except as expressly set forth in this Addendum.
6.6Brokers’ Fees. Fifth Third Bank has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Addendum.

ARTICLE VII
REPRESENTATIONS AND WARRANTIES OF VANTIV
Vantiv represents and warrants to Fifth Third Bank that the statements contained in this Article VII are true and correct as of the date of this Addendum.
7.1Authorization of the Transaction. Vantiv has all requisite corporate power and authority to execute and deliver this Addendum and to perform its obligations hereunder. The execution and delivery by Vantiv of this Addendum, the performance by Vantiv of its obligations under this Addendum and the consummation by Vantiv of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Vantiv. This Addendum has been duly and validly executed and delivered by Vantiv and this Addendum constitutes the valid and binding obligations of Vantiv, enforceable against Vantiv in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.
7.2Noncontravention. Neither the execution and delivery by Vantiv of this Addendum, nor the consummation by Vantiv of the transactions contemplated hereby, will (a) conflict with or violate any provision of the organizational documents of Vantiv, (b) require on the part of Vantiv any filing with, or permit, authorization, consent or approval of, any Governmental Entity, except for applicable requirements under federal or state securities statutes, rules or regulations or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Vantiv or any of its properties or assets.
7.3Litigation. There is no Legal Proceeding which is pending or has been threatened in writing, or judgment, order or decree outstanding, against or otherwise naming Vantiv which in any manner challenges or seeks, or would if commenced challenge or seek, to prevent, enjoin, alter or delay the transactions contemplated by this Addendum.
7.4Lack of Payment Restrictions. Neither Vantiv nor any of its Affiliates is a party to any contract or other agreement that by its terms would restrict their ability to make any payments under this Addendum. Vantiv will not, and will cause its Affiliates not to, enter into any contract or other agreement that by its terms would restrict their ability to make any payments under this Addendum.
7.5No Additional Representations. Vantiv acknowledges that none of Fifth Third Bank nor any person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Fifth Third Bank furnished or made available to Vantiv and its representatives except as expressly set forth in this Addendum.
7.6Brokers’ Fees. Vantiv has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Addendum.
7.7Compliance with TRAs. Vantiv is and has been in compliance with its obligations under the TRAs in all material respects.

ARTICLE VIII
POST-CLOSING COVENANTS
8.1Press Releases and Announcements. The parties will mutually agree as to the content and timing of any press release or public announcement relating to the subject matter of this Addendum; provided, however, that the foregoing shall not prohibit either party from making such disclosures as it reasonably deems necessary pursuant to applicable securities laws.

ARTICLE IX
GENERAL PROVISIONS
9.1General Provisions. Sections 8.01 to 8.09 (including relevant definitions related thereto) of the Fifth Third TRA shall be incorporated by reference herein, mutatis mutandis.
9.2Expenses. Each party shall bear its own costs and expenses incurred in connection with this Addendum and the transactions contemplated hereby.
9.3Tax Treatment. The parties agree that this Addendum shall be treated as an acceleration of the Fifth Third TRA and NPC TRA with respect to the payments that are the subject of this Addendum, for U.S. federal income tax purposes. The payments made pursuant to this Addendum shall be treated for U.S. federal income tax purposes as payments pursuant to the TRAs. The amounts payable hereunder have been calculated after taking into account that TRA payments constitute additional purchase price and generate additional amortizable basis (i.e., the amount payable hereunder has already been “grossed up” for the iterative effects under the respective TRAs). Neither entering into this Addendum, nor any payment hereunder will give rise to any additional payment obligation pursuant to the TRAs.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.

VANTIV, INC.

By:	/s/ NELSON F. GREENE
Name: Nelson F. Greene
Title: Chief Legal and Corporate Services Officer and Secretary

FIFTH THIRD BANK

By:	/s/ JAMES C. LEONARD
Name: James C. Leonard
Title: Treasurer

By:	/s/ FRANK R. FORREST
Name: Frank R. Forrest
Title: CRO

Schedule A
Call Option Payments and Exercise Periods

Call Option	Call Option Payment	Exercise Period
2017 Call Options
First Call Option	$15,118,000	Starting on March 1, 2017 and ending on 5:00 p.m. Eastern Time on March 10, 2017
Second Call Option	$15,586,000	Starting on June 1, 2017 and ending on 5:00 p.m. Eastern Time on June 10, 2017
Third Call Option	$16,074,000	Starting on September 1, 2017 and ending on 5:00 p.m. Eastern Time on September 10, 2017
Fourth Call Option	$16,577,000	Starting on December 1, 2017 and ending on 5:00 p.m. Eastern Time on December 10, 2017
2018 Call Options
Fifth Call Option	$25,627,000	Starting on March 1, 2018 and ending on 5:00 p.m. Eastern Time on March 10, 2018
Sixth Call Option	$26,420,000	Starting on June 1, 2018 and ending on 5:00 p.m. Eastern Time on June 10, 2018
Seventh Call Option	$27,247,000	Starting on September 1, 2018 and ending on 5:00 p.m. Eastern Time on September 10, 2018
Eighth Call Option	$28,100,000	Starting on December 1, 2018 and ending on 5:00 p.m. Eastern Time on December 10, 2018

Put Option Payments and Exercise Periods

Put Option	Put Option Payment	Exercise Period
2017 Put Options
First Put Option	$15,118,000	Starting on March 20, 2017 and ending on 5:00 p.m. Eastern Time on March 31, 2017
Second Put Option	$15,586,000	Starting on June 20, 2017 and ending on 5:00 p.m. Eastern Time on June 30, 2017
Third Put Option	$16,074,000	Starting on September 20, 2017, 2017 and ending on 5:00 p.m. Eastern Time on September 30, 2017
Fourth Put Option	$16,577,000	Starting on December 20, 2017 and ending on December 31, 2017 5:00 p.m. Eastern Time on, 2017
2018 Put Options
Fifth Put Option	$25,627,000	Starting on March 20, 2018 and ending on 5:00 p.m. Eastern Time on March 31, 2018
Sixth Put Option	$26,420,000	Starting on June 20, 2018 and ending on 5:00 p.m. Eastern Time on June 30, 2018
Seventh Put Option	$27,247,000	Starting on September 20, 2018 and ending on 5:00 p.m. Eastern Time on September 30, 2018
Eighth Put Option	$28,100,000	Starting on December 20, 2018 and ending on 5:00 p.m. Eastern Time on December 31, 2018

Schedule B
Notices
If to Vantiv:

c/o Vantiv, LLC
8500 Governor’s Hill Drive
Maildrop 1GH1Y1
Cincinnati, OH 45249-1384
Facsimile:    (513) 900-5200
Attention:    Ned Greene
Jared Warner

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036
Facsimile:    (212) 735-2000
Attention:    David C. Ingles
Stuart M. Finkelstein

If to Fifth Third Bank:

Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263
Facsimile:    513-534-6236
Attention:    Tayfun Tuzun
Sam Lind
Kevin Lippert
Al Cliffel

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP
125 Broad St.
New York, NY 10004
Facsimile:    212-558-3588
Attention:    Andrew R. Gladin
Ronald E. Creamer

Exhibit A

Form of Exercise Notice

[•], [2017][2018]

[•]
[•]
[•]
Attn: [•]

Re: Notice of [Call][Put] Option Exercise

Ladies Gentlemen:

Reference is made to that certain Purchase Addendum (the “Addendum”), entered into as of July [•], 2016, between Vantiv, Inc., a Delaware corporation (“Vantiv”), and Fifth Third Bank, a bank chartered under the laws of the State of Ohio (“Fifth Third Bank). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Addendum.

Pursuant to [Section 3.1][Section 3.2][Section 4.1][Section 4.2] of the Addendum, [Vantiv][Fifth Third Bank] hereby provides notice to [Fifth Third Bank][Vantiv] that [Vantiv][Fifth Third Bank] is exercising its [•] [Call Option][Put Option]. The closing of the [•] [Call Option][Put Option] will occur on the date and time specified in the Addendum.

Very Truly Yours,

[VANTIV, INC.][FIFTH THIRD BANK]

By:
Name:
Title: